ANNUAL REPORT -- December 31, 1999

SKYLINE SPECIAL EQUITIES PORTFOLIO


SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN



[LOGO]

  LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
------------------------------------------------------------------------
                                                               December 31, 1999

Dear Shareholder:

OVERVIEW

The Fund showed a decline of 2.43% in the fourth quarter and 13.28% for the year. The Russell 2000 Index showed a gain of 18.44% for the quarter and 21.26% for the year. The Russell 2000 Value Index, an index that may be a more appropriate benchmark for the Fund, showed a gain of 1.53% for the quarter and a decline of 1.49% for the year.

It was clearly a very disappointing year, the most difficult year since we began managing small cap portfolios in the mid-1980s. As described more fully below, our performance was negatively impacted by a number of issues, the most important of which was a stock market environment that was very unfriendly to our investment style.

MARKET REVIEW

This past year will be remembered as one of the strangest stock market periods of all time. It was a year when interest rates showed a very large percentage increase yet every major stock market average showed a large gain. Though major stock market averages showed large gains, only 32% of the stocks on the New York Stock Exchange increased in value during the year. This trend was magnified on the NASDAQ, where half of the stocks declined while the index rose an unprecedented 86%. It was perhaps the narrowest stock market advance of all time, where a small group of sectors and stocks provided gigantic returns while everything else was flat to down. It was, in fact, a bear market for most stocks for the second consecutive year. The NYSE advance/ decline line, perhaps the best measure of general stock market activity, peaked in the spring of 1998 and has been consistently hitting new lows since.

The most important investment story of the year was the performance of technology stocks and their impact on portfolio performance. Because technology stocks soared in value, growth stock investing dominated investment returns for both the quarter and the year. In fact, there has never been such a large discrepancy in returns between growth and value-oriented portfolios. For the quarter, the Russell 2000 Growth Index beat the Russell 2000 Value Index by 32 percentage points. For the year, the gap between these two indexes was nearly 45 percentage points, with the Growth Index gaining 43.09% and the Value Index declining by 1.49%.

In our opinion, there are two key reasons for this large difference in returns among investment styles. First, returns among economic sectors varied widely, greatly benefiting growth stock investors. With the Federal Reserve raising interest rates, investors shunned financial stocks and economically sensitive stocks, groups that many value-oriented investors own. Instead, investors aggressively moved to the technology sector, a favorite of growth stock investors.

                       ANNUAL REPORT - DECEMBER 31, 1999                       1

The second key reason for such major return differences is a psychological one that affected P/E ratios. In favored sectors such as technology, stocks took on extremely high P/E multiples that seemed to make little economic sense. At the same time, many value-oriented stocks saw their P/E ratios go down to extraordinarily low levels. It was a period when investors seemed to ignore valuation levels when making investment decisions. No price was too high to pay for rapid growth and no price was too low to sell a stock with disappointing earnings.

PORTFOLIO REVIEW

As noted previously, the Fund declined by 2.43% in the fourth quarter and 13.28% for the year. The disappointing results can be attributed to a variety of factors including unfavorable sector weightings, a number of individual stock problems, and an investment style that was very out-of-favor.

The most important factor impacting performance for the quarter and year was investment style. We have a low P/E value-oriented investment approach that has served us well over the years. However, this approach did not help investment returns in 1999. In fact, within the small cap universe, low P/E stocks as a group provided negative returns for the year. The best performing stocks were those with very high P/E ratios and those that are not earning any money.

Our low P/E investment approach has been successful over the years partly because it limits the risk in individual stocks. Since we buy stocks that are very inexpensive relative to others in the market, they usually do not decline much when problems are encountered. Unfortunately, this "downside protection" did not work in 1999. One of the major surprises of the year was how far stocks declined even when they started with low valuations. In many instances, stocks that were already very inexpensive declined by 30% or more on the slightest negative news announcement. This P/E compression was very surprising in view of the P/E expansion that was taking place in other parts of the market.

The Fund also struggled because of its sector weightings. Three of the best performing sectors in the market, technology, utilities, and energy, are areas where the Fund is not heavily invested. At the same time, areas where the Fund has more exposure, such as the financial and manufacturing sectors, did not perform as well.

Finally, the Fund had a number of individual stocks that hurt overall performance. Many of the problems occurred in the manufacturing sector, which has been the weakest part of the economy. As noted previously, these problems were magnified by negative sentiment that caused large P/E compression.

OUTLOOK

Before addressing the outlook, it is important to step back and look at the past two years. The Fund has suffered from two very unusual years in 1998 and 1999. In 1998, large cap stocks outperformed small cap stocks by nearly the widest margin of all

2                       ANNUAL REPORT - DECEMBER 31, 1999
time. In 1999, growth stocks outperformed value-oriented stocks by the widest margin of all time. Since our strategy is small cap and value-oriented, we have clearly been facing a strong head wind during this period.

In terms of economic fundamentals, two significant negative developments have occurred over the past two years. Starting in 1998, the Asian financial crisis caused problems for many companies. This was followed by the Federal Reserve raising interest rates in 1999. In our opinion, these are the primary reasons that most stocks have declined over the past two years.

Though the majority of stocks have declined since early 1998, large cap and growth styles have had large appreciation. This has created a situation where small cap value-oriented stocks represent compelling values, because their relative valuations have never been so low.

In our opinion, the discrepancy in valuation is not justified by the fundamentals. Many large cap stocks are trading at 35-50 times earnings despite growth rates of only 10-15%. Many small cap growth stocks are trading at over 100 times earnings and at valuations that will never make sense. Meanwhile, the Fund's holdings trade at roughly 13 times current earnings with realistic growth rates of 10-15%. These valuations make sense in the current interest rate environment.

The near term could continue to be difficult due to possible interest rate hikes by the Federal Reserve. However, once this interest rate move is over, we believe the Fund will show extremely strong results. With such a compelling valuation advantage, we believe the Fund is set up to provide superior relative returns over the next several years.

/s/ William M. Dutton

                       ANNUAL REPORT - DECEMBER 31, 1999                       3

  PORTFOLIO CHARACTERISTICS(1)
------------------------------------------------------------------------

                                   SPECIAL      RUSSELL 2000
                                   EQUITIES        VALUE       RUSSELL 2000      S&P 500
 P/E RATIO (MEDIAN)                  13.6           15.6           20.0           23.0
 PRICE/BOOK                          1.84           1.52           2.72           5.54
 PRICE/SALES                         0.66           0.86           1.39           2.44
--------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)      8.5%          10.8%          14.5%           16.6%
 EPS GROWTH--1 YR (FORECASTED)      15.8%          16.9%          24.5%           21.1%
--------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.        $570 million   $660 million   $880 million    $87 billion
 PORTFOLIO VALUE                 $220 million   $378 billion   $944 billion  $12,285 billion
 NUMBER OF HOLDINGS                   66           1,221          1,857            500
--------------------------------------------------------------------------------------------
 TICKER SYMBOL:                     SKSEX      1999 DISTRIBUTIONS (PER
                                               SHARE):
 CUSIP #:                         830833208    LONG-TERM CAPITAL GAIN             $1.05
 INITIAL INVESTMENT:                $1,000     SHORT-TERM CAPITAL GAIN            $0.18
 SUBSEQUENT INVESTMENT:              $100
 NET ASSET VALUE (PER SHARE):       $15.90
--------------------------------------------------------------------------------------------

- STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 EAST WEST BANCORP, INC. (EWBC)
East West Bancorp is a Southern California based commercial bank focused on the Chinese-American market, a market with strong demographics that is growing faster than the national average. EWBC provides a broad array of products and services for small importers, which previously were only available from large, multi-national banks. EWBC is also benefiting from the ongoing consolidation of the California banking market, which is allowing the company to hire seasoned commercial bankers that prefer to work for small, more entrepreneurial banks. As the largest bank catering to the Chinese-American market, EWBC is a natural buyer for smaller banks and focusing on that market has allowed EWBC to complete several highly accretive acquisitions. EWBC is selling at only 8.7x trailing 12-month earnings per share despite having very attractive growth prospects.

4                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

 RUBY TUESDAY, INC. (RI)
Ruby Tuesday owns and operates more than 400 casual dining restaurants under the Ruby Tuesday, American Cafe, and Tia's names, and franchises an additional 100 units. Management has fostered an achievement-oriented culture among its employees through extensive training programs and a Manager Partner Program where store managers invest their own money in order to share in a percentage of the profits. This has resulted in a very low level of employee turnover and a high level of customer satisfaction, which in turn has contributed to strong company financial results. Future growth will come from two sources. In existing markets, RI will continue to expand company-owned units at a 10% rate. For expansion outside the company's core markets, inherently more risky, 15 experienced operating franchise partners with local market expertise have been selected to develop various markets, thereby mitigating the risk somewhat. Despite the strong prospects and a more favorable supply environment for restaurants in general (i.e. a slowing in the rate of new unit growth in the restaurant industry in recent years), RI trades at a substantial discount to its growth rate and the market.

- TOP TEN HOLDINGS(3)

                                                           % OF NET ASSETS
--------------------------------------------------------------------------

 IDEX CORP.
  Specialty pump products                                        3.1%
 GALLAGHER & CO. (ARTHUR J.)
  Insurance broker                                               2.9%
 ARROW ELECTRONICS, INC.
  Distributes electronic components                              2.8%
 LANDSTAR SYSTEM, INC.
  Truckload carrier                                              2.7%
 KELLWOOD CO.
  Apparel manufacturer                                           2.6%
 ADVO, INC.
  Direct mail marketer                                           2.5%
 KAYDON CORP.
  Custom engineered parts                                        2.4%
 HELLER FINANCIAL, INC.
  Commercial finance                                             2.4%
 BELDEN INC.
  Wire & cable manufacturer                                      2.4%
 POLARIS INDUSTRIES INC.
  Snowmobiles, ATVs, motorcycles                                 2.4%
 TOP TEN HOLDINGS                                               26.2%

                       ANNUAL REPORT - DECEMBER 31, 1999                       5

- PERFORMANCE (%)(1)
-------------------------------------------------

                              4Q
                             1999      1999    3 yrs.
 SPECIAL EQUITIES             -2.43   -13.28     2.92
 RUSSELL 2000 VALUE            1.53    -1.49     6.69
 RUSSELL 2000                 18.44    21.26    13.08
 S&P 500                      15.05    21.14    27.66

                                                  Calendar Years
                           1999   1998   1997   1996   1995   1994
 SPECIAL EQUITIES          -13.3  -7.2   35.4   30.4   13.8   -1.2
 RUSSELL 2000 VALUE         -1.5  -6.5   31.8   21.4   25.8   -1.6
 RUSSELL 2000               21.3  -2.6   22.4   16.5   28.4   -1.8
 S&P 500                    21.1  28.8   33.4   23.3   37.5    1.3

- SECTOR WEIGHTINGS (AS OF DECEMBER 31, 1999)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   4.9%
Consumer Discretionary  30.7%
Consumer Staples         2.4%
Financial Services      22.7%
Health Care              6.3%
Materials & Processing  10.0%
Producer Durables       14.9%
Technology               6.5%
Cash                     1.6%

6                       ANNUAL REPORT - DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                   Since
                           5 yrs.   10 yrs.     Inception(2)
 SPECIAL EQUITIES           10.10     14.10           13.53
 RUSSELL 2000 VALUE         13.14     12.46           10.88
 RUSSELL 2000               16.69     13.40           11.23
 S&P 500                    28.66     18.25           16.83

                           1993  1992   1991   1990   1989   1988   1987(2)
 SPECIAL EQUITIES          22.9  42.5    47.4   -9.3   24.0  29.7    -16.9
 RUSSELL 2000 VALUE        23.8  29.1    41.7  -21.8   12.4  29.5    -21.5
 RUSSELL 2000              18.9  18.4    46.1  -19.5   16.2  24.9    -24.3
 S&P 500                   10.0   7.7    30.6   -3.2   31.4  16.5    -12.0

- SECTOR PERFORMANCE(1) (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------

                              4Q 1999                                                         YTD 1999
   -------------------------------------------------------------   --------------------------------------------------------------
                                             RUSSELL                                                          RUSSELL
                                  SPECIAL      2000     RUSSELL                                    SPECIAL      2000     RUSSELL
                                  EQUITIES    VALUE       2000                                     EQUITIES    VALUE       2000
   Technology                       29.5%      31.4%      64.8%    Technology                        38.6%      65.2%     101.3%
   Autos & Transportation            9.3       -2.4        0.9     Materials & Processing            -3.0       -5.3       -3.9
   Financial Services                0.1       -2.9       -0.6     Energy                            -4.8       25.2       26.9
   Producer Durables                -3.8        9.3       27.8     Consumer Discretionary           -14.6       -3.8       10.6
   Materials & Processing           -4.7       -0.2        3.3     Financial Services               -20.1      -11.2       -5.9
   Consumer Discretionary           -6.4       -0.1       12.2     Producer Durables                -24.1       14.9       36.8
   Health Care                     -14.1       26.2       25.0     Autos & Transportation           -27.6       -8.4       -5.4
   Consumer Staples                -39.9       -7.6       -5.9     Health Care                      -29.0        1.9       18.1
   Energy                            N/A*      -6.7       -8.6     Consumer Staples                 -45.0      -22.1      -20.8
   Other                             N/A*      -2.3       -3.1     Other                              N/A*     -14.8      -16.3
   Utilities                         N/A*      -3.5       16.6     Utilities                          N/A*       2.1       40.9

* Not applicable

                       ANNUAL REPORT - DECEMBER 31, 1999                       7

  CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SPECIAL   RUSSELL  RUSSELL 2000    S&P
                    EQUITIES   2000       VALUE        500
Initial Investment   $10,000  $10,000       $10,000  $10,000
1987                  $8,314   $7,567        $9,289   $8,794
1988                 $10,787   $9,449       $12,026  $10,247
1989                 $13,377  $10,986       $13,521  $13,469
1990                 $12,135   $8,843       $10,578  $13,037
1991                 $17,885  $12,914       $14,989  $17,018
1992                 $25,470  $15,294       $19,356  $18,325
1993                 $31,289  $18,184       $23,971  $20,158
1994                 $30,929  $17,582       $23,599  $20,424
1995                 $35,206  $22,932       $29,676  $28,087
1996                 $45,897  $26,715       $36,018  $34,617
1997                 $62,161  $32,663       $47,465  $46,172
1998                 $57,703  $31,849       $44,403  $59,513
1999                 $50,038  $38,620       $43,742  $72,011

Note: Past performance is no guarantee of future results. See "Notes to Performance" below.

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended December 31, 1999, and for the period April 23, 1987 (inception) through December 31, 1999, is an average annual return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

8                       ANNUAL REPORT - DECEMBER 31, 1999

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 4.9%
  AUTO RELATED - 0.8%
Delco Remy International, Inc.(a)    Starters & alternators                216,200   $  1,783,650
  OTHER TRANSPORTATION - 1.4%
Interpool, Inc.                      Container leasing firm                418,100      3,109,619
  TRUCKING - 2.7%
Landstar System, Inc.(a)             Truckload carrier                     139,500      5,972,344
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                         10,865,613
CONSUMER DISCRETIONARY - 30.7%
  APPAREL/TEXTILES - 3.9%
Kellwood Co.                         Apparel manufacturer                  294,800      5,730,175
Warnaco Group, Inc. (The)            Apparel manufacturer                  238,900      2,941,456
                                                                                     ------------
                                                                                        8,671,631
  COMMERCIAL SERVICES - 9.0%
ADVO, Inc.(a)                        Direct mail marketer                  235,400      5,590,750
Burns International Services         Security services                     243,100      2,628,519
  Corp.(a)
Daisytek International Corp.(a)      Distributes computer                   97,700      2,277,631
                                     supplies
G&K Services, Inc.                   Uniform rental                         71,600      2,318,050
Interim Services Inc.(a)             Staffing provider                      78,500      1,942,875
New England Business                 Business forms                        206,200      5,039,013
                                                                                     ------------
                                                                                       19,796,838
  CONSUMER PRODUCTS/SERVICES - 3.4%
Polaris Industries Inc.              Snowmobiles, ATVs,                    142,900      5,180,125
                                     motorcycles
School Specialty, Inc.(a)            Non-textbook school supplies          146,500      2,215,812
                                                                                     ------------
                                                                                        7,395,937
  RESTAURANTS - 5.1%
Brinker International, Inc.(a)       Casual dining                           9,200        221,950
IHOP Corp.(a)                        Casual dining                         218,000      3,637,875
NPC International, Inc.(a)           Pizza Hut franchisee                  199,100      1,567,913
O'Charley's Inc.(a)                  Casual dining                         277,050      3,636,281
Ruby Tuesday, Inc.                   Casual dining                         123,500      2,246,156
                                                                                     ------------
                                                                                       11,310,175
  RETAIL - 9.3%
Aaron Rents, Inc.                    Furniture rental chain                233,600      4,146,400
CSK Auto Corp.(a)                    DIY auto parts chain                  191,800      3,356,500
Discount Auto Parts, Inc.(a)         Auto parts stores                     212,800      3,843,700
Finlay Enterprises, Inc.(a)          Leased jewelry departments            183,100      2,654,950
MarineMax, Inc.(a)                   Recreational boats                    167,500      1,591,250
ShopKo Stores, Inc.(a)               Specialty discount retailer            97,700      2,247,100
Tractor Supply Co.(a)                Farm-related products                 163,900      2,622,400
                                                                                     ------------
                                                                                       20,462,300
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                         67,636,881

                       ANNUAL REPORT - DECEMBER 31, 1999                       9

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999 (CONTINUED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
CONSUMER STAPLES - 2.4%
  CONSUMER STAPLES - 2.4%
International Home Foods, Inc.(a)    Packaged-foods manufacturer           155,900   $  2,708,763
International Multifoods Corp.       Foodservice distribution              186,700      2,473,775
                                                                                     ------------
                                                                                        5,182,538
FINANCIAL SERVICES - 22.7%
  BANKS/THRIFTS - 6.6%
BancWest Corp.                       Commercial bank                       258,200      5,034,900
Chittenden Corporation               Vermont-based commercial              109,900      3,255,788
                                     bank
Colonial BancGroup, Inc. (The)       Alabama bank                          312,300      3,240,112
East West Bancorp, Inc.              Commercial bank                       260,900      2,984,044
                                                                                     ------------
                                                                                       14,514,844
  INSURANCE - 10.3%
CNA Surety Corp.                     Surety insurance                      198,900      2,585,700
Delphi Financial Group, Inc.(a)      Accident & health insurance           155,988      4,679,663
Financial Security Assurance         Municipal bond insurance               94,200      4,910,175
  Holdings
Gallagher & Co. (Arthur J.)          Insurance broker                       99,400      6,436,150
StanCorp Financial Group, Inc.       Disability insurance                  164,600      4,145,862
                                                                                     ------------
                                                                                       22,757,550
  OTHER FINANCIAL SERVICES - 5.8%
Heller Financial, Inc.               Commercial finance                    259,700      5,210,232
Neuberger Berman Inc.(a)             Investment manager                    116,800      2,905,400
Raymond James Financial, Inc.        Investment services                   245,900      4,595,256
                                                                                     ------------
                                                                                       12,710,888
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                             49,983,282
HEALTH CARE - 6.3%
  HEALTH CARE SERVICES - 2.1%
AmeriPath, Inc.(a)                   Physician practice                    277,400      2,271,212
                                     management
Manor Care, Inc.(a)                  Nursing home operator                 153,600      2,457,600
                                                                                     ------------
                                                                                        4,728,812
  MEDICAL EQUIPMENT/PRODUCTS - 4.2%
DENTSPLY International Inc.          Dental products manufacturer           92,200      2,178,225
Invacare Corp.                       Home health care products             235,800      4,730,738
Wesley Jessen VisionCare, Inc.(a)    Contact lense manufacturer             62,000      2,348,250
                                                                                     ------------
                                                                                        9,257,213
                                                                                     ------------
  TOTAL HEALTH CARE                                                                    13,986,025

10                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
MATERIALS & PROCESSING - 10.0%
  BUILDING/CONSTRUCTION PRODUCTS - 6.3%
Barnett Inc.(a)                      Hardware products                     225,100   $  2,335,412
Chicago Bridge & Iron Co.            Maker of steel tanks                  287,700      3,955,875
Dayton Superior Corp.(a)             Concrete accessories                  169,400      2,752,750
Jacobs Engineering Group Inc.(a)     Engineering and construction          151,700      4,930,250
                                                                                     ------------
                                                                                       13,974,287
  METAL FABRICATIONS - 1.2%
Shaw Group Inc.(a)                   Pipe fabricator                       102,800      2,602,125
  PACKAGING/PAPER - 2.5%
Albany International Corp.(a)        Paper machine clothing                274,543      4,255,412
BWAY Corp.(a)                        Metal cans/containers                 193,500      1,185,188
                                                                                     ------------
                                                                                        5,440,600
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                         22,017,012
PRODUCER DURABLES - 14.9%
  DIVERSIFIED MANUFACTURING - 2.2%
Applied Power Inc.                   Industrial products manufacturer       72,100      2,649,675
Pentair, Inc.                        Diversified manufacturer               61,000      2,348,500
                                                                                     ------------
                                                                                        4,998,175
  ELECTRICAL EQUIPMENT/PRODUCTS - 3.0%
Baldor Electric Company              Motor manufacturer                     72,600      1,315,875
Belden Inc.                          Wire & cable manufacturer             247,100      5,189,100
                                                                                     ------------
                                                                                        6,504,975
  OTHER PRODUCER DURABLES - 9.7%
IDEX Corp.                           Specialty pump products               223,200      6,779,700
Kaydon Corp.                         Custom engineered parts               198,800      5,330,325
LSI Industries Inc.                  Lighting/graphics products            171,800      3,715,175
MSC Industrial Direct Co. Inc.(a)    Direct marketer of industrial
                                     products                              239,800      3,177,350
Snap-on Inc.                         Professional tools                     85,600      2,273,750
                                                                                     ------------
                                                                                       21,276,300
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                              32,779,450
TECHNOLOGY - 6.5%
  DISTRIBUTION - 2.8%
Arrow Electronics, Inc.(a)           Distributes electronic components     245,800      6,237,175
  ELECTRONIC COMPONENTS - 1.1%
Tektronix, Inc.                      Electronic measurement products        60,600      2,355,825
  OTHER TECHNOLOGY - 1.3%
Pomeroy Computer Resources, Inc.(a)  Computer products reseller             88,900      1,177,925
PSC Inc.(a)                          Bar coding equipment                  221,100      1,630,612
                                                                                     ------------
                                                                                        2,808,537

                       ANNUAL REPORT - DECEMBER 31, 1999                      11

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999 (CONTINUED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  SERVICES - 1.3%
American Management Systems Inc.(a)  Information technology service
                                     provider                               61,000   $  1,913,875
CACI International Inc.(a)           Technology services provider           42,700        966,087
                                                                                     ------------
                                                                                        2,879,962
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                     14,281,499
                                                                                     ------------
TOTAL COMMON STOCKS - 98.4%
(Cost $221,716,334)                                                                  216,732,300
MONEY MARKET INSTRUMENTS(b)
Yield 6.043% to 6.160%
  due February 2000 to April 2000
  American Family Financial Services                                                      870,000
  General Mills, Inc.                                                                     568,929
  Pitney Bowes Credit Corp.                                                               865,663
  Sara Lee                                                                                561,252
  Warner Lambert Corp.                                                                  1,829,325
  Wisconsin Corp. Credit Union                                                          3,037,716
  Wisconsin Electric                                                                       46,635
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 3.5%
(Cost $7,779,520)                                                                       7,779,520
                                                                                     ------------
TOTAL INVESTMENTS - 101.9%
(Cost $229,495,854)                                                                   224,511,820
OTHER LIABILITIES LESS OTHER ASSETS - (1.9%)                                           (4,165,915)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $220,345,905
                                                                                     ============

(a) Non-income producing security.
(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1999.

Based on cost of investments for federal income tax purposes of $229,495,854 on December 31, 1999, net unrealized depreciation was $4,984,034, consisting of gross unrealized appreciation of $21,239,718 and gross unrealized depreciation of $26,223,752.

See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 1999

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $229,495,854)                                  $224,511,820
Receivable for:
  Securities sold                                          $3,077,850
  Fund shares sold                                            127,527
  Dividends and interest                                      266,715          3,472,092
                                                           ----------       ------------
Total assets                                                                 227,983,912
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                                     $4,199,832
  Fund shares redeemed                                      3,149,380
  Comprehensive management fee                                288,795          7,638,007
                                                           ----------       ------------
Net assets applicable to shares outstanding                                 $220,345,905
                                                                            ============
Shares outstanding--no par value
  (unlimited number of shares authorized)                                     13,856,364
                                                                            ============
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                                $      15.90
                                                                            ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                             $258,829,967
Accumulated net realized loss on sales of
  investments                                                                (33,500,028)
Net unrealized depreciation of investments                                    (4,984,034)
                                                                            ------------
Net assets applicable to shares outstanding                                 $220,345,905
                                                                            ============

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      13

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------

Investment income
  Dividends                                                        $  2,977,093
  Interest                                                            1,167,044
                                                                   ------------
Total investment income                                               4,144,137

Expenses:
  Comprehensive management fee                                        5,246,839
  Fees to unaffiliated trustees                                          22,911
                                                                   ------------
Total expenses                                                        5,269,750
                                                                   ------------
Net investment loss                                                  (1,125,613)

Net realized and unrealized loss on investments:
  Net realized loss on sales of investments                         (33,501,167)
  Net change in net unrealized appreciation or depreciation         (20,304,001)
                                                                   ------------
Net realized and unrealized loss on investments                     (53,805,168)
                                                                   ------------
Net decrease in net assets resulting from operations               $(54,930,781)
                                                                   ============

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1999

  STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                        Year Ended          Year Ended
                                                         12/31/99            12/31/98
                                                       -------------       ------------
From operations:
  Net investment loss                                  $ (1,125,613)       $(2,391,833)
  Net realized (loss) gain on sales of
    investments                                          (33,501,167)        23,823,435
  Net change in net unrealized appreciation or
    depreciation                                         (20,304,001)       (58,687,760)
                                                       -------------       ------------
Net decrease in net assets resulting from
  operations                                             (54,930,781)       (37,256,158)

Distributions to shareholders from net
  realized gains                                         (17,030,328)        (7,028,589)

From fund share transactions:
  Proceeds from fund shares sold                          95,398,045        144,759,773
  Reinvestment of capital gain distribution               16,679,785          6,858,335
  Payments for fund shares redeemed                     (264,794,438)      (129,379,429)
                                                       -------------       ------------
Net (decrease) increase in net assets
  resulting from share transactions                     (152,716,608)        22,238,679
                                                       -------------       ------------
Total decrease in net assets                            (224,677,717)       (22,046,068)
Net assets at beginning of year                          445,023,622        467,069,690
                                                       -------------       ------------
Net assets at end of year                              $ 220,345,905       $445,023,622
                                                       =============       ============

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      15

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                         Year       Year       Year       Year       Year
                                        Ended      Ended      Ended      Ended      Ended
                                       12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
                                       ----------------------------------------------------
Net asset value at
  beginning of year                    $  19.78   $  21.66   $  18.16   $  16.79   $  15.64
                                       --------   --------   --------   --------   --------
Income from Investment Operations
    Net investment loss                   (0.14)     (0.11)     (0.07)     (0.04)     (0.06)
    Net realized and unrealized gain
      (loss) on investments               (2.51)     (1.45)      6.46       5.02       2.21
                                       --------   --------   --------   --------   --------
      Total from investment
        operations                        (2.65)     (1.56)      6.39       4.98       2.15
                                       --------   --------   --------   --------   --------
Less distributions from net realized
  gains on investments                    (1.23)     (0.32)     (2.89)     (3.61)     (1.00)
                                       --------   --------   --------   --------   --------
Net asset value at end of year         $  15.90   $  19.78   $  21.66   $  18.16   $  16.79
                                       ========   ========   ========   ========   ========

Total Return                             (13.28%)    (7.17%)    35.43%     30.37%     13.83%
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                             1.48%      1.47%      1.48%      1.51%      1.51%
  Ratio of net investment loss to
    average net assets                    (0.32%)    (0.50%)    (0.41%)    (0.32%)    (0.35%)
  Portfolio turnover rate                    81%        68%        62%       130%        71%
  Net assets, end
    of year (in thousands)             $220,346   $445,024   $467,070   $219,480   $174,899
                                       ========   ========   ========   ========   ========

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

16                       ANNUAL REPORT - DECEMBER 31, 1999

-NOTES TO FINANCIAL STATEMENTS
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1999, the Fund had capital loss carryforwards of $16,805,761. This loss may be used to offset future capital gains arising in tax years through 2007.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

                       ANNUAL REPORT - DECEMBER 31, 1999                      17

-NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated proportionately among the three funds comprising Skyline Funds.

/ / LINE OF CREDIT - The Funds share in a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this agreement during the year ended December 31, 1999.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1999 was $5,246,839.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 1999, the Fund paid fees of $22,911 to its unaffiliated trustees.

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                                   Year Ended     Year Ended
                                                    12/31/99       12/31/98
                                                  ---------------------------
Shares sold                                          5,235,896      6,883,008
Shares issued for reinvestment of dividends          1,065,801        354,028
                                                  ------------   ------------
                                                     6,301,697      7,237,036
Less shares redeemed                               (14,941,529)    (6,307,941)
                                                  ------------   ------------
Net (decrease) increase in shares
  outstanding                                       (8,639,832)       929,095
                                                  ============   ============

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1999, were as follows:

Cost of purchases                   $271,171,871
Proceeds from sales                  413,554,957

18                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                       5
                                SUBSEQUENT EVENT

A special meeting of Shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian is scheduled to be held on Tuesday, February 29, 2000. The purpose of the special meeting is to approve the Plan of Reorganization (the "Plan"), which was previously approved by Skyline Funds' Board of Trustees. The proposed Plan provides for the acquisition of the assets and assumption of the liabilities of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian by Skyline Special Equities, in exchange solely for shares of Skyline Special Equities.

                       ANNUAL REPORT - DECEMBER 31, 1999                      19

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
January 31, 2000

20                       ANNUAL REPORT - DECEMBER 31, 1999

  FEDERAL TAX STATUS OF 1999 DIVIDENDS
------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

- REPORT FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                       ANNUAL REPORT - DECEMBER 31, 1999                      21

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22                       ANNUAL REPORT - DECEMBER 31, 1999

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                       ANNUAL REPORT - DECEMBER 31, 1999                      23

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24                       ANNUAL REPORT - DECEMBER 31, 1999

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606